Commitments and contingencies	12 Months Ended
Dec. 31, 2025
Commitments and contingencies
Commitments and contingencies

18.Commitments and contingencies

Commitments

The Group did not have other significant capital commitments or significant guarantees as of December 31, 2024 and 2025, respectively.

Contingencies

Management records and discloses legal contingencies in accordance with ASC Topic 450, Contingencies. The Group establishes reserves for these contingencies at the best estimate, or if no one number within the range of possible losses is more probable than any other, the Group records a liability at the low end of the range of losses. Contingencies affecting the Group primarily relate to legal and regulatory matters, which are inherently difficult to evaluate and are subject to significant changes. A provision is recorded when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. The Group monitors the stage of progress of its litigation matters to determine if any adjustments are required. As of December 31, 2025, the Group is a defendant in a lawsuit initiated by a cloud service provider, which seeks the return related to preferential discounts under certain service arrangements, together with any applicable interest and costs. Based on currently available information, management believes the claims lack merit and is unable to reasonably estimate any potential loss, if any. Accordingly, no provision has been recorded in the accompanying consolidated financial statements. While the ultimate outcome cannot be predicted with certainty, management believes that any reasonably possible loss would not be material to the Group’s consolidated financial position, results of operations, or cash flows.